UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 1, 2005

ECC Capital Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-32430	841642470
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1833 Alton Parkway, Irvine, California		92606
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(949) 856-8300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The registrant appointed Troy Gotschall, who is 39 years of age, as its Chief Production Officer and Executive Vice President, effective July 1, 2005. Effective July 1, 2005, Mr. Gotschall will also serve as President and Chief Executive Officer of Encore Credit Corp., a direct wholly owned subsidiary of the registrant.

Before joining the registrant, Mr. Gotschall was President of Long Beach Mortgage Company, a Washington Mutual subsidiary specializing in nonconforming loans, from October 2003 to June 2005. Mr. Gotschall also served as Executive Vice President and Chief Operating Officer of Long Beach Mortgage from 1999 to 2003. Mr. Gotschall has over 19 years of subprime lending and consumer finance experience.

Mr. Gotschall will initially receive base salary compensation of $250,000 per year and will be eligible for an annual bonus of up to 200% of his base salary. In addition, Mr. Gotschall will be eligible to receive a one-time bonus of $1,000,000, payable in four equal installments through June 30, 2006.

On July 1, 2005, Mr. Gotschall was granted an option to purchase 300,000 shares of the registrant’s common stock at fair market value on the date of grant, vesting annually in installments of thirty-three and one-third percent over three years and subject to the terms of the registrant’s 2004 Incentive Award Plan (the "Plan"). In addition, on July 1, 2005, Mr. Gotschall was granted 111,940 shares of the registrant’s restricted stock, vesting annually in installments of thirty-three and one-third percent over three years and subject to the terms of the Plan. Mr. Gotschall will be eligible to participate in the registrant’s bonus, health, insurance and other employee plans and benefits.

A copy of the Employment Agreement with Mr. Gotschall is filed as Exhibit 10.1 and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of such exhibit.

Item 9.01 Financial Statements and Exhibits.

c) Exhibits.

10.1 Employment Agreement by and between T. Gotschall and ECC Capital Corporation.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECC Capital Corporation

July 8, 2005	By:	Shahid S. Asghar

Name: Shahid S. Asghar
Title: President and Co-Chief Executive Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Employment Agreement by and between T. Gotschall and ECC Capital Corporation.